To Our Shareholders,

The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of June 30, 1999:

                                                    Total Returns(1)
                                      ---------------------------------------------
                                        3 Months        6 Months        12 Months
                                      ------------      --------      -------------
Value Trust                               -0.6%          +18.0%          +41.7%
Lipper Growth Funds Index(2)              +6.5%          +11.9%          +21.7%
Standard & Poor's 500 Composite Index     +7.1%          +12.4%          +22.8%

Special Investment Trust                  +7.9%          +14.1%          +27.2%
Lipper Mid-Cap Funds Index(3)            +11.0%          +11.9%          +13.6%
Russell 2000 Index                       +15.6%           +9.3%           +1.5%

Total Return Trust                       +10.9%           +8.1%           +3.5%
Lipper Growth & Income Funds Index(4)     +9.3%          +11.6%          +13.6%

  As the table indicates, the Value Trust and Special Investment Trust outperformed comparable funds and relevant stock market indices during the 6-and 12-month periods, while trailing those benchmarks in the most recent quarter. The Total Return Trust outperformed similar funds during the quarter, but trailed their performance on a 6- and 12-month basis. Detailed comments on the performance of each fund appear in the portfolio managers' comments on the following pages.

  Many of you may be interested to know that Bill Miller, portfolio manager of the Value Trust (and who, with Lisa Rapuano, manages the Special Investment Trust) is the subject of a complimentary and informative article in the August 1999 issue of Money magazine, beginning on page 59 of that issue.

  During 1998 and into 1999, the focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-

---------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
(2) The Lipper Growth Funds Index is composed of 30 funds whose primary objective is to invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in the major unmanaged stock indices.
(3) The Lipper Mid-Cap Funds Index is composed of 30 funds whose primary objective is to invest in companies with market capitalizations less than $5 billion at the time of purchase.
(4) The Lipper Growth & Income Funds Index is composed of 30 funds whose primary objective combines a growth of earnings orientation and an income requirement for level and/or rising dividends.

related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

                                            Sincerely,



                                            /s/  John F. Curley, Jr.
                                            ---------------------------
                                            John F. Curley, Jr.
                                            President

August 2, 1999

Portfolio Managers' Comments
Second Quarter 1999

Market Commentary

    "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line...and that its direction changes constantly."
                                                                    Wittgenstein
                                                               Culture and Value

  We have used the above quote before, most recently in our last report to you a few months ago. Since it captures a recurring feature of how most people seem to think about markets, do not be surprised if it makes regular appearances in our letters. The expectation of what might be called linear path dependence is strong and often underlies the reactions of analysts and commentators to change. Instead of expecting change and uncertainty, which are common in capital markets, people greet these normal occurrences with surprise. The surprise would be if things continued on as they are, if markets did not exhibit unpredictable behavior, or if portfolio returns were distributed in the future much like they have been in the recent past.

  Two important events occurred in the market in the past 90 days or so. First, cyclical stocks (often misleadingly referred to as value stocks) staged their strongest rally relative to the market in 50 years; second, the Federal Reserve Board raised the benchmark federal funds rate by 25 basis points,(1) and shifted their official bias to neutral from tightening. The latter move surprised the markets and led to an immediate rally that lifted the major indices to records.

  The rally in cyclicals was long expected and long in coming. Steel, aluminum, paper, chemical, and copper stocks led the rebound, which extended to most major industrial sectors and to long-suffering small capitalization stocks as well. The big growth stocks that had been market leaders since 1995, and which had propelled the capitalization-weighted S&P 500 ahead of the average active money manager, whose portfolios tend to have smaller capitalizations and more of a "value" tilt than the index, were relative losers in the quarter.

  Money managers who had struggled to keep up with the S&P 500 for years suddenly were outperforming. In the second quarter around 70% of active managers outpaced the S&P 500, the highest level in recent memory. For the 6 months, about 35% of active managers were ahead of the market, not a brilliant showing but still an improvement over the pattern of recent years.

  As the quarter drew to a close, these trends seemed to be attenuating. The CRB index of commodity prices fell to a 20-year low, despite the strong rally in oil and copper, as grain prices continued to deflate and gold's bear market showed no sign of ending.

  We believe the rally in cyclicals was a snap back from the deeply depressed levels caused by the global financial panic last year and the recessions in the emerging market economies. After Brazil devalued in the first quarter, it became clear that was the last major negative event on the horizon for


---------
(1) 100 basis points = 1%.

developing countries (until the next one). The Asian economies looked to be stabilizing, and Japan began to take realistic steps to generate growth in an economy that has gone nowhere for a decade. OPEC put in place output cuts that restricted the supply of oil temporarily, leading to higher prices.

  The fear of deflation that gripped markets last fall ended, and the biggest beneficiaries were those companies and industries perceived to be most negatively affected should deflation have occurred. We believe the performance of most cyclicals from current levels is likely to be more muted. We think many of them are overpriced, particularly the major oils, whose share prices appear to reflect unjustified optimism about the sustainability of oil prices in the $20 range. We think the long-term impact of OPEC's supply constraints will be to shift market share to non-OPEC producers, leading to both lower prices as they increase output, and market share losses for OPEC members. Similarly, we do not believe that the long-term trend in any of the recently rallying commodities is up, and are avoiding the shares of their producers.

  We do think that the snap-back rally in cyclicals, and the poor performance of the market's previous leaders in the quarter, presages a broader market than we have experienced in the past few years. The best explanation of the character of the market is found by dissecting the relative returns on capital of its components. For the past several years, the return on capital of the biggest companies in the S&P 500 has risen, driving up the overall return on capital of the index. The median return of the index, though, has stayed about the same. This means that the relative return on capital of the largest companies has expanded compared to that of the average company, which explains (in our judgment, anyway) the out-performance of the biggest companies relative to the rest, and the under-performance of managers under-weighted in these big names.

  In order for this to continue, the returns on capital of the big caps would have to continue to expand while the median returns remain stable; the world would have to continue moving as it has in the past few years. Or, if the cyclicals were to continue their relative strength, the world would have to continue moving as it has in the last 90 days. We believe both extremes are unlikely. The more likely path, in our opinion, is for a more even, but still lumpy, distribution of returns. Practically, this means that more active managers will do well relative to the market over the course of the next year, but not as many as did well last quarter.

  The other important event was the shift to neutral on the part of the Fed. This caught most observers by surprise, and has engendered a lot of comment, most of it of scant analytical value, in our opinion. The expectation was for the Fed to raise rates by 25 basis points but to maintain their tightening bias, keeping the stage set for further interest rate increases as the year wore on. Despite the shift to neutral, futures markets still expect another 25 basis point increase by year-end, strong evidence that they see the world differently.

  We are willing to take the Fed at its word; they spend all their time thinking about and analyzing the economy, and they have become increasingly transparent under Chairman Greenspan. They have tried to telegraph their moves, and have indicated they do not want to surprise markets. Markets were surprised, though, by the shift to neutral, and deconstructing that move is useful.

  Chairman Greenspan has indicated many times that the economic models commonly used to predict the relationship between variables such as the unemployment rate, economic growth, and inflation have failed to work effectively during this expansion. He has noted that one explanation of this failure is that our measures of productivity have understated its growth, thereby understating the sustainable growth rate of GDP and over-predicting inflation.

  We think the shift to neutral on the part of the Fed is a signal to markets that the Fed has adjusted, at least conceptually, its economic models in response to the path of this expansion. This would involve adjusting the weights of the inputs in order to better capture the observed relationships that have so puzzled the orthodox but which have been so important in propelling this bull market.

  Some interesting evidence of this has come by way of Lyle Gramley, a former Fed governor, and one of the more sensible and discerning of Fed watchers. Dr. Gramley notes that recent data from Macroeconomic Advisors of St. Louis, the forecasting firm of current Fed Governor Meyer, supports the view that productivity growth, the main engine of economic prosperity, may be on a sustainably higher path. Without getting into the details, this data suggests a more bullish outlook for the economy--faster non-inflationary growth potential--than had been previously believed warranted. The evidence is consistent with the view of former Fed Vice Chairman Alice Rivlin, who believes that current tight labor markets may be fostering not greater inflation, but greater productivity, as companies search for ways to employ capital more productively since they cannot easily find skilled labor at satisfactory prices.

  We will not settle the debate about either the meaning or the appropriateness of the Fed's changed stance. Events will make that clear. There are two other aspects of the rate increase that we believe are important, and that have not been sufficiently elucidated. First, the Fed is not now, nor has it been signaling markets about the future direction of rates by the act of raising, or lowering, them. Second, to the extent that the Fed has either raised or lowered rates, that action has been bullish.

  Beginning in the early l980's, the Fed began increasingly to incorporate market-based indicators into their economic models. Market-based indicators are forward looking and adaptive; standard economic models are built using historical data and are static. As predictive mechanisms, standard models are mostly useless, though their explanatory value is often high.

  More recently, the Fed has been following, not leading markets. Last year's three interest rate cuts followed sharp drops in both long- and short-term rates. This most recent increase followed very strong increases in rates since last fall, and merely brought the Fed Funds rate into line with market rates. We think that future rate increases will follow a similar path. If long bond rates do not rise from here, we think it unlikely the Fed will act. The futures market thinks differently at this point.

  The Fed has also noted explicitly that actions taken on rates have been designed to extend the expansion. In other words, if they did not act, they believed the expansion would be more likely to end sooner than if they did act. Without judging how successful they will be, one notes that over the past 17 years we have only experienced one recession, and that one followed a war, skyrocketing oil prices, rising inflation, and the S&L crisis.

  Equities continue to look approximately fairly valued to us. They reflect current circumstances, which remain about as perfect as an investor could hope for: budget surpluses, low inflation, high profitability, strong profit growth this quarter and next, and a general absence of global turmoil. Pessimists have wrongly predicted the end of this environment for years and have suffered significant opportunity costs as a result.

  We see no evidence the expansion cannot continue, albeit at a slower pace than we have experienced in the past 6 months. There is little margin of safety in current valuations for any negative change from the present trajectory of the world. Pace Wittgenstein, it would be surprising if the current trajectory didn't change, but then the world is always surprising.

Value Trust

  Your fund's cumulative results for various periods ending June 30, l999, are as follows:

                            3 Months  6 Months   1 Year     3 Years    5 Years
--------------------------------------------------------------------------------
Value Trust                  -0.58%    +18.00%   +41.65%    +198.46%   +389.89%
S&P 500 Composite Index      +7.06%    +12.39%   +22.77%    +115.25%   +241.92%
Lipper Growth Funds Index    +6.49%    +11.89%   +21.69%     +96.03%   +191.21%

  As you can see, the Value Trust lagged the market and the average growth fund this quarter as our holdings consolidated the very strong gains achieved in the previous two periods. Our quarterly results relative to the market tend to bounce around quite a bit, but over longer time frames our returns are comfortably ahead of both the S&P 500 and other growth funds, as the chart above attests.

  Quarterly results, despite the scrutiny they are given by fund watchers, offer little predictive, or even analytical value, in our opinion. Over the past 10 years, for example, the Value Trust has outperformed the market in 20 of the 40 quarters, exactly half the time. Our 3-month results are about what you'd expect from a flipped nickel relative to the market, but the cumulative results are better:

                             10 Years Annualized    10 Years Cumulative
-----------------------------------------------------------------------
  Value Trust                      +21.29%                +589.07%
  S&P 500 Composite Index          +18.68%                +459.00%

  Our returns recall George Soros' comment that it's not how often you are right or wrong that counts, it's how much money you make when you're right less how much money you lose when you're wrong.

  As discussed more fully in the market comment section, the second quarter saw the strongest rally in cyclical stocks -- steel, aluminum, chemicals, papers, oils, etc. -- relative to the market in 50 years. Since we have almost no exposure to these companies, our returns suffered accordingly. Our banks and other financials also performed poorly as interest rates rose and concerns about inflation began to appear. Finally, our two biggest holdings, America Online and Dell, fell 24.3% and 9.5%, respectively, after rebounding sharply from the lows reached early last October.

  Portfolio activity was, as usual, fairly light in the past several months. We sold Compaq and Conseco, reducing by 50% the number of companies beginning with "C" in the Fund. We still own Chase and Citigroup.

  Compaq suffered its traditional first quarter earnings shortfall, the third in the past four years. Historically, that has been a good time to buy the stock, since the company usually is able to recover and string together a few good periods, igniting investor enthusiasm, before disappointing again. This time we elected to exit the position since we think the company may be facing deeper and longer-lasting structural problems. Subsequent to missing the quarter, the company lost most of its top management in a board-induced shake-up, and is still looking for a CEO.

  Conseco was sold because we could not get comfortable with underlying business fundamentals amidst confusing accounting treatments. Management also appears quite generous in their assessment of the compensation and incentives due them for their stewardship.

  We bought three stocks in the quarter: Aetna, which is a relatively small position; McKesson HBOC, and Waste Management. Aetna appears to be effectively consolidating its purchase of US Healthcare, finally, and also is beginning to benefit from better pricing in the HMO sector. Valuation is low and improvability is high.

  McKesson collapsed after an accounting scandal surfaced in its newly purchased HBOC subsidiary. The company has fired the senior executives responsible and McKesson's own CEO and CFO had to resign as well. In the low 30's, where the stock now trades (down from 90 or so at the peak), we think it represents solid, but not spectacular, value.

  We started buying Waste Management in the low 50's on the strength of a low multiple and accelerating free cash flow in an industry that has rapidly consolidated. We had some concerns about estimates being too optimistic, so we proceeded cautiously. Our concerns were well founded as Waste indicated they would miss the quarter and they lowered guidance for the balance of the year and for next year. The stock collapsed as outraged analysts and growth stock investors pulled the plug on the company, sending the stock to the low 30's. We have been buying aggressively, believing the business is worth substantially more than the present price.

  It would be a surprise if McKesson and Waste added much to our return in the second half. Companies that dramatically disappoint take a while to regain investor confidence. We expect that if our analysis of their business is correct, both stocks should perform well over the next few years.

  Overall, we believe your portfolio is well positioned to provide satisfactory returns in the years ahead. As always, we thank you for your support and welcome your comments.

                                                               Bill Miller, CFA
                                                               Portfolio Manager


                     ---------------------------------------


Special Investment Trust

  Our cumulative results for various periods ended June 30, 1999, are as follows:

                                 3 Months   6 Months    1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------------------------
Special Investment Trust          +7.90%     +14.14%    +27.18%    +90.55%   +161.12%   +391.23%
Lipper Mid-Cap Funds Index       +11.03%     +11.90%    +13.61%    +55.12%   +149.71%   +356.57%
Lipper Small-Cap Funds Index(1)  +14.85%      +9.43%     +1.92%    +25.15%   +105.04%   +228.46%
Russell 2000 Index               +15.55%      +9.28%     +1.50%    +37.56%   +104.70%   +221.60%
S&P 500 Composite Index           +7.06%     +12.39%    +22.77%   +115.25%   +241.92%   +459.00%

---------
(1) The Lipper Small-Cap Funds Index is composed of 30 funds whose primary objective is to invest in companies with market capitalizations less than $1 billion at time of purchase.

  Your fund performed well in the quarter, beating the S&P 500, but did not keep up with the stellar returns of the Russell 2000 and other indices of other small- and mid-cap focused funds. For the year-to-date, one-, three-, five- and ten-year periods we remain significantly ahead of all the small- and mid-cap benchmarks. Our performance has bested both the large- and small-cap indices since the market's dramatic fall in the third quarter of 1998, when we aggressively added to undervalued positions.

  The second quarter of 1999 marked the first time since the third quarter of 1983 that smaller company indices, like the Russell 2000, outperformed larger cap company indices, like the S&P 500. As detailed in this space at the end of last year, the smaller company valuation measures are at or near all-time historic lows relative to their large-cap peers. Even with this rally in the smaller names, the relative valuation gap remains wide. We continue to find a plethora of investment opportunities among smaller companies, and believe that over the long term the valuation disparity between large and small companies will narrow, creating significant value for investors who have patience and discipline.

  Our performance in the quarter was led by strong price recoveries in some of our most depressed stocks, like longtime holdings Magellan Health, Hollywood Park, and InaCom, as well as newly added positions like MedPartners, General Nutrition and Modis Professional Services. All were up over 50%, led by Magellan's 139% return. These substantial moves in such a short period of time demonstrate the rewards available when pessimism becomes so great that prices reach ridiculous lows. Our performance in the second quarter was strong in spite of being hindered by a 24.3% decline in our largest holding, America Online. Even with this drop, however, AOL was still up over 60% for the year as of June 30th, contributing to our strong year-to-date performance.

  We added two new positions in the quarter. FINOVA Group is a commercial finance company focusing on smaller and mid-sized businesses. The company has a long track record of consistent growth, very high quality loans and a conservative balance sheet. Management is focused on shareholder value, demonstrated by their share repurchases and the fact that compensation of top management is aligned well with providing excess returns to shareholders. The company has rising returns on capital, generates cash flow in excess of accounting earnings and trades at a discount on a variety of measures to its peers.

  We also added a position in Talk.com, a consumer long distance company that differentiates itself with a low cost back office combined with a strategy of marketing and billing over the Web. This strategy creates value by capturing high revenue long distance customers at a low cost. The company is already generating $280 million in annual revenue from their online customer base. In addition, they have a compelling new management team and a powerful but misunderstood four-year agreement with AOL. At a market capitalization of just over $600 million, we believe this profitable, growing business is undervalued.

  We sold one position in the quarter, Western Digital Corporation. The desktop disk drive market has become even more competitive over the last year. Maxtor and Fujitsu have established sizeable market share, and Seagate and Quantum have cut prices aggressively, making it increasingly difficult for Western to return to profitability and taxing their already weak balance sheet.

  As always, we thank you for your support and welcome any suggestions or comments.

                                                     Bill Miller, CFA
                                                     Portfolio Manager

                                                     Lisa O. Rapuano, CFA
                                                     Assistant Portfolio Manager

Total Return Trust

  Cumulative results for various periods ended June 30, 1999, are as follows:

                                   3 Months   6 Months   1 Year   3 Years   5 Years
------------------------------------------------------------------------------------
Total Return Trust                  +10.88%     +8.06%    +3.45%   +76.21%  +142.94%
Lipper Growth & Income Funds Index   +9.28%    +11.59%   +13.56%   +78.91%  +160.55%
S&P 500 Composite Index              +7.06%    +12.39%   +22.77%  +115.25%  +241.92%

  As shown in the above chart, your Fund had a very good second quarter, on both an absolute and relative basis, although the Fund still trails its peer group and the S&P 500 for the year to date.

  After a fifteen-month period of narrow equity returns, with the top twenty ("Nifty Twenty") market cap companies in the S&P 500 trouncing the returns of the other 480 stocks, the market's returns broadened in the second quarter, which benefited the Total Return Trust.

  The broadening of equity returns is due to the relative valuation level and relative earnings growth of the 20 largest market cap stocks, as compared to the rest of the index. The shift in earnings growth last year, when the Nifty Twenty experienced double digit earnings growth, with the remaining names posting negative earnings growth, reversed in the second quarter.

  As the second quarter progressed, 1999 expected earnings growth for the top 20 names declined modestly, while advancing slightly for the rest of the S&P 500. Likewise, the P/E multiple spread between the top 20 names and the rest of the index declined from 8.9x at the end of March to 7.0x at June 30. The combination of these two factors resulted in a broadening of equity returns, with the bottom 480 market cap stocks advancing 9.0% in the second quarter and the top 20 returning 3.0%.

  We believe the broadening of equity returns will continue for a number of reasons. First, relative valuations, while having recently narrowed, are still stretched by historical standards. Second, the divergence in the earnings growth rate between the largest and smallest companies will most likely continue to narrow. Much more importantly than these two reasons, though, is the probability of productivity improvements accruing, at this point in the cycle, more to mid- and small-size companies.

  The return on invested capital (ROIC) for the top 50 market cap names in 1998 averaged 32%, well ahead of the median ROIC of about 10%. Productivity improvements certainly contributed to the significantly higher ROIC of the largest companies.

  Federal Reserve Chairman Alan Greenspan has for several years been discussing the prospects for enhanced productivity gains inherent in the high rates of business investment in new and modern equipment, especially computers and other information processing equipment. One of the many skeptics about sustainable productivity improvements was the group at Macroeconomic Advisers (MA) of St. Louis, an economic forecasting and advisory service. However, with productivity gains continuing to advance, including two quarters of roughly 4% annualized gains last year, the group at MA rebuilt their model estimating productivity improvements.

  Dr. Lyle Gramley, a former Fed governor, recently published a report detailing the modeling changes. As part of their methodology, the researchers at MA divided the total change in productivity into three parts: the part that comes from "capital deepening" (an increase in the amount of capital used per unit of labor), the part that is associated with technological advance, and the part that stems from changes in rates of utilization of capital and labor.

  Technology has, and is, profoundly changing the way companies conduct their business. As is typical, these changes tend to accrue to the larger companies first, since they generally have greater capital resources to invest. We believe this is an important factor in the relative ROIC of the top 50 market cap companies compared to the rest of the S&P 500.

  With the cost of technology continuing its decline in an exponential fashion, the cost of productivity improvements is no longer prohibitively expensive for smaller (i.e. non-top 50) companies. The smaller companies should be better able than the largest companies to leverage the productivity improvements coming from capital deepening and technological advancement, given the substantial decline in computer pricing over the last several years.

  We believe these factors could significantly increase the returns on invested capital for these companies, with the result being a diminution in the ROIC spreads between larger and smaller companies. Of course, quite a few smaller companies will most likely never embrace technological initiatives to the extent they should, with the result being, at best, a continuation of their current returns on invested capital.

  An example of two smaller companies that should benefit from technological improvements are Avalon Bay Communities and United Dominion, two apartment REITs that have recently announced a joint venture to develop a multifamily property management software application to track occupancy rates. Calculating average occupancy sounds very simple. However, current software applications commonly used by both private and public operators are typically designed for an individual property. An owner of, say, 150 properties would need to print out occupancy and rental rate reports for each property and then manually input the relevant data into a spreadsheet to calculate the properties' average occupancy and rental rate.

  This software is expected to provide complete data mining and tracking needs for the multifamily industry. Avalon estimates the software could save its industry $3 to 4 million, or about 5%, annually in operating costs, while providing better and more timely data.

  As is typical, portfolio activity was light in the quarter. We purchased three new stocks, Eastman Kodak, Orion Capital and ConAgra, and sold one, BankAmerica.

  Eastman Kodak's stock has been weak recently, off 20% from its high, reflecting concerns about increased competition in the U.S. film market. While Kodak has certainly been in a price war with Fuji in the U.S., we believe the market is overly discounting this part of the company's business. We believe most of the value in Kodak is franchise value, or the value of future earnings and cash flow that will be generated by transferring Kodak 's franchise into other markets such as China and new domestic initiatives such as digitization. With Kodak likely to dominate digital and China, return on invested capital expected to accelerate from 14% to 22% by 2003, and the stock selling at a substantial discount to the market (at only 14.2x and 12.6x, 1999 and 2000 estimated earnings), we believe the stock has substantial appreciation potential.

  Orion Capital is a property and casualty insurance company specializing in nonstandard personal automobile, worker's compensation, and specialty commercial insurance. The stock collapsed from $59 to the $30 level, after announcing a significant strengthening of the company's reserves. At our average $30 purchase price, the stock was selling at only 1.3x book value (after the special reserve), 11.0x 1999 and 9.5x 2000 estimated earnings, with a 2.4% yield, and what we thought to be very limited downside.

  As many of our shareholders are aware, we have a relatively long time horizon, looking out 3 to 5 years when we assess the prospects for our companies. Sometimes we get lucky, which was certainly the case with Orion Capital. Within three months of accumulating our position, Royal & Sun Alliance announced an agreement to acquire Orion for $50 cash, a 67% premium over our purchase price!

  We acquired a small position in ConAgra, the second largest food processor in the U.S. Management recently reiterated its 14% long-term earnings growth target. If achieved, the stock should do well relative to the market.

  We sold our BankAmerica and rolled the money into an existing (small) position in Washington Mutual. Both companies are in the mist of integrating major acquisitions made over the last few years; however, we believe the integration risk is less for Washington Mutual (WAMU) than BankAmerica (BAC), and WAMU sells for a much lower P/E multiple than BAC.

  As always, we appreciate your support and welcome your comments.

                                                      Nancy Dennin, CFA
                                                      Portfolio Manager
July 23, 1999
DJIA 10910.96

  Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of June 30,
1999

    The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any in-come taxes payable by shareholders.

    Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

    The Funds' total returns as of June 30, 1999, were as follows:

                                                             Special                  S&P 500
                                                    Value  Investment  Total Return  Composite
                                                    Trust     Trust        Trust       Index
----------------------------------------------------------------------------------------------
 Average Annual Total Return
   Primary Class:
     One Year                                      +41.65%   +27.18%       +3.45%      +22.77%
     Five Years                                    +37.41    +21.16       +19.43       +27.87
     Ten Years                                     +21.29    +17.25       +14.00       +18.68
     Life of Class--Value Trust(A)                 +21.87                              +19.19
     Life of Class--Special Investment Trust(A)              +15.71                    +18.06
     Life of Class--Total Return Trust(A)                                 +12.19       +18.45

 Cumulative Total Return
   Primary Class:
     One Year                                      +41.65%   +27.18%       +3.45%      +22.77%
     Five Years                                   +389.89   +161.12      +142.94      +241.92
     Ten Years                                    +589.07   +391.23      +270.59      +459.00
     Life of Class--Value Trust(A)              +2,907.53                           +1,936.77
     Life of Class--Special Investment Trust(A)             +618.31                   +841.05
     Life of Class--Total Return Trust(A)                                +378.72      +896.87
----------------------------------------------------------------------------------------------

 (A) Primary Class inception dates are:
     Value Trust--April 16, 1982
     Special Investment Trust--December 30, 1985
     Total Return Trust--November 21, 1985

   Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)

                                                  Value of original
                                                  shares purchased
                           Value of shares        plus shares acquired
                           acquired through       through reinvestment
                           reinvestment of        of capital gain
                           income dividends       distributions
                           -----------------      --------------------
            4/16/82           10,000                  10,000
            3/31/83           16,400.97               16,160
            3/31/84           19,425.44               18,870.5
            3/31/85           24,682.58               23,582.98
            3/31/86           34,509.72               32,555.48
            3/31/87           37,924.3                35,503.58
            3/31/88           34,729.33               32,267.83
            3/31/89           41,109.15               37,650.23
            3/31/90           44,289.55               39,890.82
            3/31/91           43,013.79               37,701.34
            3/31/92           51,413.83               44,210.32
            3/31/93           59,003.27               50,183.93
            3/31/94           62,337.34               52,789.39
            3/31/95           68,426.55               57,816.96
            3/31/96           97,226.16               82,355.78
            3/31/97          129,881.47              110,379.07
            3/31/98          201,761                 172,947
            3/31/99          302,502                 259,794
            6/30/99          300,753                 259,792


                      ------------------------------------


SELECTED PORTFOLIO PERFORMANCE*

   Strong performers for the 2nd quarter 1999     Weak performers for the 2nd quarter 1999
   ------------------------------------------     ------------------------------------------
    1. International Business                      1. America Online, Inc.            -24.3%
       Machines Corporation            +45.8%      2. Mirage Resorts, Incorporate     -21.2%
    2. MGM Grand, Inc.                 +45.7%      3. Amgen Inc.                      -18.7%
    3. Metro-Goldwyn-Mayer, Inc.       +39.0%      4. Storage Technology Corporation  -18.4%
    4. MGIC Investment Corporation     +38.7%      5. Western Digital Corporation     -18.1%
    5. Nextel Communications, Inc.     +37.0%      6. Gateway, Inc.                   -13.9%
    6. MBNA Corporation                +28.3%      7. Washington Mutual, Inc.         -13.5%
    7. Telefonos de Mexico S.A. ADR    +23.4%      8. Lloyds TSB Group plc            -10.4%
    8. Foundation Health Systems, Inc. +23.1%      9. Dell Computer Corporation        -9.5%
    9. Mandalay Resort Group           +20.3%     10. General Motors Corporation       -8.2%
   10. United HealthCare Corporation   +19.0%

    * Securities held for the entire quarter.

PORTFOLIO CHANGES

   Securities added during the 2nd quarter 1999     Securities sold during the 2nd quarter 1999
   --------------------------------------------     -------------------------------------------
   Aetna Inc.                                         Compaq Computer Corporation
   McKesson HBOC, Inc.                                Conseco, Inc.
   Waste Management, Inc.

   Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)

                                                  Value of original
                                                  shares purchased
                           Value of shares        plus shares acquired
                           acquired through       through reinvestment
                           reinvestment of        of capital gain
                           income dividends       distributions
                           -----------------      --------------------
          12/30/85              10,000                10,000
          3/31/86               11,530                11,530
          3/31/87               13,073                13,050.76
          3/31/88               11,219.7              11,106.84
          3/31/89               13,125.95             12,981.74
          3/31/90               15,142.97             14,889.53
          3/31/91               18,391.89             17,776.51
          3/31/92               22,154.2              21,249.28
          3/31/93               24,481.5              23,528.14
          3/31/94               29,708.01             28,511.3
          3/31/95               27,814.8              26,706.89
          3/31/96               35,733.08             34,291
          3/31/97               39,870.52             38,344.53
          3/31/98               56,969                54,898
          3/31/99               66,576                64,345
          6/30/99               71,831                69,822


                      ------------------------------------


SELECTED PORTFOLIO PERFORMANCE*

   Strong performers for the 2nd quarter 1999        Weak performers for the 2nd quarter 1999
   ---------------------------------------------     --------------------------------------------
     1. Magellan Health Services, Inc.   +138.8%      1. Dynex Capital, Inc.               -39.6%
     2. Remedy Corporation                +92.0%      2. LASER Mortgage Management, Inc.   -36.8%
     3. General Nutrition Companies, Inc. +66.5%      3. America Online, Inc.              -24.3%
     4. Hollywood Park, Inc.              +64.8%      4. Amazon.com Inc., 4.75% due 2/1/09 -22.9%
     5. InaCom Corp.                      +62.9%      5. ICO Global Communications,
     6. MedPartners, Inc.                 +59.2%         15% due 8/1/05                    -20.0%
     7. Cabletron Systems, Inc.           +58.8%      6. Storage Technology Corporation    -18.4%
     8. PhyCor, Inc.                      +55.9%      7. CKE Restaurants, Inc.             -17.7%
     9. Modis Professional Services, Inc. +51.7%      8. Micron Electronics, Inc.          -14.4%
    10. Symantec Corporation              +50.6%      9. Gateway, Inc.                     -13.9%
                                                     10. Enhance Financial Service
                                                         Group, Inc.                       -13.2%

* Securities held for the entire quarter.

PORTFOLIO CHANGES

    Securities added during the 2nd quarter 1999     Securities sold during the 2nd quarter 1999
    --------------------------------------------     -------------------------------------------
    The FINOVA Group Inc.                            Western Digital Corporation
    TALK.com, Inc.

   Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)

                                                  Value of original
                                                  shares purchased
                           Value of shares        plus shares acquired
                           acquired through       through reinvestment
                           reinvestment of        of capital gain
                           income dividends       distributions
                           -----------------      --------------------
              11/21/85         10,000                 10,000
              3/31/86          10,780                 10,780
              3/31/87          11,884.09              11,673.03
              3/31/88          10,675                 10,295.43
              3/31/89          12,293                 11,689.85
              3/31/90          12,720.53              11,874.31
              3/31/91          12,714.62              11,498.61
              3/31/92          15,714.56              13,884.21
              3/31/93          18,839.3               16,234.03
              3/31/94          19,701.15              16,637.21
              3/31/95          19,916.82              16,637.21
              3/31/96          26,535.98              21,341.73
              3/31/97          32,992.2               26,102.28
              3/31/98          46,995                 37,430
              3/31/99          43,176                 34,273
              6/30/99          47,872                 38,174


                      ------------------------------------


SELECTED PORTFOLIO PERFORMANCE*

   Strong performers for the 2nd quarter 1999          Weak performers for the 2nd quarter 1999
   -----------------------------------------------     ----------------------------------------------
     1. Brunswick Corporation               +46.2%      1. Wyndham International Incorporated  -17.1%
     2. International Business                          2. Washington Mutual, Inc.             -13.5%
        Machines Corporation                +45.8%      3. Enhance Financial Services
     3. Tupperware Corporation              +41.7%         Group, Inc.                         -13.2%
     4. Tanger Factory Outlet Centers, Inc. +35.9%      4. Lloyds TSB Group plc                -10.4%
     5. Olin Corporation                    +31.1%      5. General Motors Corporation           -8.2%
     6. Illinova Corporation                +28.6%      6. American Financial Group, Inc.       -3.2%
     7. Walden Residential Properties, Inc. +22.0%      7. Ford Motor Company                   -0.6%
     8. Edison International                +20.2%      8. Nationwide Health Properties, Inc.   +0.3%
     9. J.C. Penney Company, Inc.           +19.9%      9. United Asset Management
    10. Millennium Chemicals Inc.           +18.6%         Corporation                          +0.6%
                                                       10. IPC Holdings Limited                 +0.6%
                                                        Portfolio Changes

* Securities held for the entire quarter.

PORTFOLIO CHANGES

    Securities added during the 2nd quarter 1999     Securities sold during the 2nd quarter 1999
    --------------------------------------------     -------------------------------------------
    ConAgra, Inc.                                    BankAmerica Corporation
    Eastman Kodak Company
    Orion Capital Corporation

    Portfolio of Investments
    June 30, 1999 (Unaudited)
    (Amounts in Thousands)

    Legg Mason Value Trust, Inc.

                                                     Shares/Par       Value
    ----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.8%
    Advertising -- 2.2%
    WPP Group plc                                      30,890       $  261,225
                                                                    ----------
    Automotive -- 1.7%
    Delphi Automotive Systems Corporation               2,600           48,262
    General Motors Corporation                          2,400          158,400
                                                                    ----------
                                                                       206,662
                                                                    ----------
    Banking -- 15.5%
    Bank One Corporation                                5,500          327,594
    BankAmerica Corporation                             3,027          221,935
    BankBoston Corporation                              5,100          260,737
    Citigroup Inc.                                      7,088          336,656
    Fleet Financial Group, Inc.                         1,338           59,387
    Lloyds TSB Group plc                               12,143          164,611
    The Chase Manhattan Corporation                     4,600          398,475
    Zions Bancorporation                                1,313           83,376
                                                                    ----------
                                                                     1,852,771
                                                                    ----------
    Computer Services and Systems -- 12.7%
    Dell Computer Corporation                          15,000          555,000(A)
    First Data Corporation                              2,100          102,769
    Gateway, Inc.                                       5,500          324,500(A)
    International Business Machines Corporation         2,550          329,587
    Storage Technology Corporation                      8,000          182,000(A,B)
    Western Digital Corporation                         2,885           18,753(A)
                                                                    ----------
                                                                     1,512,609
                                                                    ----------
    Consumer Cyclicals -- 1.5%
    Mattel, Inc.                                        7,000          185,062
                                                                    ----------
    Electrical Equipment and Electronics -- 2.0%
    Koninklijke (Royal) Philips Electronics N.V.        2,323          234,333(A)
                                                                    ----------
    Entertainment -- 2.7%
    Mandalay Resort Group                               5,200          109,850(A,B)
    MGM Grand, Inc.                                     2,570          125,930(A)
    Mirage Resorts, Incorporated                        5,110           85,594(A)
                                                                    ----------
                                                                       321,374
                                                                    ----------
    Finance -- 6.6%
    Fannie Mae                                          4,400          300,850
    Freddie Mac                                         2,500          145,000
    MBNA Corporation                                    6,368          195,024
    The Bear Stearns Companies, Inc.                    3,150          147,262
                                                                    ----------
                                                                       788,136
                                                                    ----------

                                                     Shares/Par       Value
--------------------------------------------------------------------------------
    Food, Beverage and Tobacco -- 1.8%
    PepsiCo, Inc.                                       2,700       $  104,456
    Philip Morris Companies, Inc.                       2,636          105,934
                                                                    ----------
                                                                       210,390
                                                                    ----------
    Food Merchandising -- 1.2%
    The Kroger Co.                                      5,000          139,688(A)
                                                                    ----------
    Health Care -- 6.5%
    Foundation Health Systems, Inc.                     8,805          132,075(A,B)
    McKesson HBOC, Inc.                                 9,279          298,094
    United HealthCare Corporation                       5,600          350,700
                                                                    ----------
                                                                       780,869
                                                                    ----------
    Hotels and Motels -- 2.7%
    Hilton Hotels Corporation                           5,025           71,292
    Starwood Hotels & Resorts Worldwide, Inc.           8,250          252,141
                                                                    ----------
                                                                       323,433
                                                                    ----------
    Insurance -- 6.4%
    Aetna Inc.                                            990           88,552
    Ambac Financial Group, Inc.                           925           52,841
    Berkshire Hathaway Inc. -  Class A                      4          282,421(A)
    MBIA, Inc.                                            650           42,088
    MGIC Investment Corporation                         6,114          297,293(B)
                                                                    ----------
                                                                       763,195
                                                                    ----------
    Manufacturing -- 1.2%
    Danaher Corporation                                 2,400          139,500
                                                                    ----------
    Media -- 12.8%
    America Online, Inc.                               13,900        1,535,950(A)
                                                                    ----------
    Motion Pictures and Services -- 0.4%
    Metro-Goldwyn-Mayer, Inc.                           2,747           50,129(A)
                                                                    ----------
    Non-Hazardous Waste Disposal -- 1.6%
    Waste Management, Inc.                              3,600          193,500
                                                                    ----------
    Pharmaceuticals -- 1.5%
    Amgen Inc.                                          3,000          182,625(A)
                                                                    ----------
    Retail Sales -- 2.0%
    Toys "R" Us, Inc.                                  11,500          237,906(A)
                                                                    ----------

    Legg Mason Value Trust, Inc. -- Continued

                                                     Shares/Par       Value
    ----------------------------------------------------------------------------
    Savings and Loan -- 2.5%
    Washington Mutual, Inc.                             8,400       $  297,150
                                                                    ----------
    Telecommunications -- 8.3%
    MCI WorldCom, Inc.                                  3,178          273,521(A)
    Nextel Communications, Inc.                         6,200          311,162(A)
    Nokia Oyj                                           3,000          274,688
    Telefonos de Mexico S.A. ADR                        1,600          129,300
                                                                    ----------
                                                                       988,671
                                                                    ----------
    Total Common Stocks and Equity Interests
      (Identified Cost -- $6,131,035)                               11,205,178
    ----------------------------------------------------------------------------
Repurchase Agreements -- 6.9%
    Goldman, Sachs & Company
      5%, dated 6/30/99, to be repurchased at
      $275,972 on 7/1/99 (Collateral: $305,160
      Fannie Mae mortgage-backed securities,
      6%, due 1/1/29-2/1/29, value $286,418)         $275,934          275,934

    Merrill Lynch & Co., Inc.
      4.80%, dated 6/30/99, to be repurchased at
      $275,971 on 7/1/99 (Collateral: $173,224
      Fannie Mae mortgage-backed securities,
      6-7%, due 4/1/09-7/1/29, value $169,261;
      $120,298 Freddie Mac mortgage-backed
      securities, 6-7%, due 9/1/18-6/1/29,
      value $116,354)                                 275,934          275,934

    Morgan Stanley Dean Witter & Co.
      4.90%, dated 6/30/99, to be repurchased at
      $275,971 on 7/1/99 (Collateral: $250,000
      Freddie Mac mortgage-backed securities,
      5-5.55%, due 9/28/00-1/15/04, value $244,348;
      $36,660 Freddie Mac mortgage-backed securities,
      5.63%, due 3/15/01, value $37,147)              275,934          275,934
                                                                   -----------
    Total Repurchase Agreements (Identified Cost-- $827,802)           827,802
    ----------------------------------------------------------------------------
    Total Investments-- 100.7% (Identified Cost-- $6,958,837)       12,032,980
    Other Assets Less Liabilities-- (0.7)%                             (80,026)
                                                                   -----------
    NET ASSETS -- 100.0%                                           $11,952,954
                                                                   ===========
    NET ASSET VALUE PER SHARE:
      PRIMARY CLASS                                                     $70.10
                                                                        ======
      NAVIGATOR CLASS                                                   $71.67
                                                                        ======
    ----------------------------------------------------------------------------

    (A) Non-income producing.
    (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At June 30, 1999, the total market value of Affiliated Companies was $721,218 and the identified cost was $713,054.

    Portfolio of Investments
    June 30, 1999 (Unaudited)
    (Amounts in Thousands)


    Legg Mason Special Investment Trust, Inc.

                                                     Shares/Par       Value
    ----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.4%
    Advertising -- 5.3%
    WPP Group plc                                      13,250      $   112,050
                                                                   -----------
    Banking -- 1.4%
    Peoples Heritage Financial Group, Inc.              1,600           30,100
                                                                   -----------
    Biotechnology -- 0.3%
    Cell Genesys, Inc.                                  1,260            5,670(A)
                                                                   -----------
    Business Services -- 2.9%
    Modis Professional Services, Inc.                   4,525           62,219(A)
                                                                   -----------
    Computer Services and Systems -- 21.4%
    Bell & Howell Company                               1,000           37,813(A)
    Gateway, Inc.                                       1,800          106,200(A)
    ICG Communications                                  2,700           57,712(A,B)
    InaCom Corp.                                        2,555           32,253(A,B)
    Micron Electronics, Inc.                            3,250           32,703(A)
    Remedy Corporation                                    378           10,170(A)
    Silicon Graphics, Inc.                              3,000           49,125(A)
    Storage Technology Corporation                      2,200           50,050(A)
    Symantec Corporation                                3,015           76,882(A,B)
                                                                   -----------
                                                                       452,908
                                                                   -----------
    Computer Software -- 1.9%
    Sybase, Inc.                                        3,700           40,700(A)
                                                                   -----------
    Electronic-Semiconductor -- 2.4%
    Hadco Corp.                                         1,265           50,284(A,B)
                                                                   -----------
    Energy -- 4.7%
    Midamerica Energy Holdings Company                  1,625           56,265
    Northeast Utilities System                          2,500           44,219(A)
                                                                   -----------
                                                                       100,484
                                                                   -----------
    Entertainment -- 7.5%
    Hollywood Entertainment Corp.                       2,520           49,297(A,B)
    Hollywood Park, Inc.                                2,515           42,755(A,B)

    Legg Mason Special Investment Trust, Inc. -- Continued

                                                     Shares/Par       Value
    ----------------------------------------------------------------------------
    Entertainment -- Continued
    Mandalay Resort Group                               2,300      $    48,588(A)
    Players International, Inc.                         2,485           17,861(A,B)
                                                                   -----------
                                                                       158,501
                                                                   -----------
    Finance -- 4.9%
    Mego Financial Corp.                                  300              234(A)
    The FINOVA Group Inc.                               1,100           57,888
    United Asset Management Corporation                 2,000           45,500
                                                                   -----------
                                                                       103,622
                                                                   -----------
    Food, Beverage and Tobacco -- 1.0%
    Cott Corporation                                    6,000           21,750(B)
                                                                   -----------
    Health Care -- 7.0%
    Magellan Health Services, Inc.                      2,746           27,457(A,B)
    MedPartners,  Inc.                                  8,933           67,557(A)
    PhyCor,  Inc.                                       7,185           53,214(A,B)
                                                                   -----------
                                                                       148,228
                                                                   -----------
    Insurance -- 9.5%
    Enhance Financial Services Group, Inc.              2,700           53,325(B)
    Orion Capital Corporation                           1,725           61,885(B)
    Radian Group Inc.                                   1,737           84,784
                                                                   -----------
                                                                       199,994
                                                                   -----------
    Media -- 11.0%
    America Online, Inc.                                2,100          232,050(A)
                                                                   -----------
    Miscellaneous -- 0.1%
    Olsen & Associates AG                                 300            1,929(A,C)
                                                                   -----------
    Networking Products -- 2.2%
    Cabletron Systems, Inc.                             3,600           46,800(A)
                                                                   -----------
    Real Estate -- 0.5%
    Dynex Capital, Inc.                                 1,857            3,714
    LASER Mortgage Management, Inc.                     1,795            6,170(B)
                                                                   -----------
                                                                         9,884
                                                                   -----------
    Restaurants -- 3.1%
    CKE Restaurants, Inc.                               4,000           65,000(B)
                                                                   -----------

                                                     Shares/Par       Value
    ----------------------------------------------------------------------------
    Specialty Retail -- 7.7%
    Consolidated Stores Corporation                     2,200      $    59,400(A)
    General Nutrition Companies, Inc.                   2,453           57,181(A)
    Liz Claiborne, Inc.                                 1,249           45,574
                                                                   -----------
                                                                       162,155
                                                                   -----------
    Telecommunications -- 1.6%
    TALK.com, Inc.                                      3,000           33,750(A)
                                                                   -----------
    Total Common Stocks and Equity Interests
      (Identified Cost-- $1,472,245)                                 2,038,078
   ----------------------------------------------------------------------------
Corporate Bonds and Notes -- 1.2%
    Amazon.com Inc., 4.75%, due 2/1/09                $20,000           19,400(D)
    ICO Global Communications, 15%, due 8/1/05         15,000            6,000
                                                                   -----------
    Total Corporate Bonds and Notes
      (Identified Cost -- $28,700)                                      25,400
   ----------------------------------------------------------------------------
Repurchase Agreements -- 2.2%
    Goldman, Sachs & Company
      5%, dated 6/30/99, to be repurchased at
      $15,776 on 7/1/99 (Collateral: $17,445
      Fannie Mae mortgage-backed securities,
      6%, due 2/1/29, value $16,374)                   15,775           15,775

    Merrill Lynch & Co., Inc.
      4.80%, dated 6/30/99, to be repurchased at
      $15,776 on 7/1/99 (Collateral: $16,932
      Fannie Mae mortgage-backed securities,
      6.50%, due 4/1/29, value $16,333)                15,774           15,774

    Morgan Stanley Dean Witter & Co.
      4.90%, dated 6/30/99, to be repurchased at
      $15,776 on 7/1/99 (Collateral: $16,060
      Freddie Mac mortgage-backed securities,
      5.10%, due 5/17/00, value $16,093)               15,774           15,774
                                                                   -----------
    Total Repurchase Agreements (Identified Cost-- $47,323)             47,323
    ----------------------------------------------------------------------------
    Total Investments -- 99.8% (Identified Cost -- $1,548,268)       2,110,801
    Other Assets Less Liabilities -- 0.2%                                3,392
                                                                   -----------
    NET ASSETS -- 100.0%                                           $ 2,114,193
                                                                   ===========
    NET ASSET VALUE PER SHARE:
      PRIMARY CLASS                                                     $34.95
                                                                        ======
      NAVIGATOR CLASS                                                   $36.88
                                                                        ======
    ----------------------------------------------------------------------------

    (A) Non-income producing.
    (B) Affiliated Companies -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At June 30, 1999, the total market value of Affiliated Companies was $615,845 and the identified cost was $605,651.
    (C) Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents .09% of net assets.
    (D) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents .92% of net assets.

    Portfolio of Investments
    June 30, 1999 (Unaudited)
    (Amounts in Thousands)


    Legg Mason Total Return Trust, Inc.

                                                       Shares/Par       Value
    ----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.5%
    Aerospace/Defense -- 4.0%
    Northrop Grumman Corporation                          381         $ 25,278
                                                                      --------
    Automotive -- 4.8%
    Delphi Automotive Systems Corporation                 217            4,022
    Ford Motor Company                                    100            5,644
    General Motors Corporation                            310           20,460
                                                                      --------
                                                                        30,126
                                                                      --------
    Banking -- 17.6%
    Bank One Corporation                                  225           13,401
    Citigroup Inc.                                        450           21,375
    Fleet Financial Group, Inc.                           235           10,428
    Lloyds TSB Group plc                                2,584           35,023
    The Chase Manhattan Corporation                       360           31,185
                                                                      --------
                                                                       111,412
                                                                      --------
   Chemicals -- 2.3%
    Millennium Chemicals Inc.                             284            6,684
    Olin Corporation                                      616            8,129
                                                                      --------
                                                                        14,813
                                                                      --------
    Computer Services and Systems -- 8.2%
    International Business Machines Corporation           400           51,700
                                                                      --------
    Consumer Products -- 6.2%
    Brunswick Corporation                                 679           18,913
    Tupperware Corporation                                796           20,298
                                                                      --------
                                                                        39,211
                                                                      --------
    Electric Utilities -- 5.3%
    Edison International                                  785           20,999
    Illinova Corporation                                  465           12,671
                                                                      --------
                                                                        33,670
                                                                      --------
    Finance -- 5.3%
    The Bear Stearns Companies, Inc.                      396           18,493
    United Asset Management Corporation                   648           14,747
                                                                      --------
                                                                        33,240
                                                                      --------

                                                       Shares/Par       Value
    ----------------------------------------------------------------------------
    Food, Beverage and Tobacco -- 2.1%
    ConAgra, Inc.                                         150         $  3,994
    Nabisco Holdings Corp.                                209            9,039
                                                                      --------
                                                                        13,033
                                                                      --------
    Hotels and Motels -- 0.9%
    Wyndham International Incorporated                  1,380            5,867
                                                                      --------
    Insurance -- 9.9%
    American Financial Group, Inc.                        420           14,306
    Enhance Financial Services Group, Inc.              1,166           23,031
    IPC Holdings Limited                                  466            9,324
    Lasalle Re Holdings Limited                           416            7,071
    Orion Capital Corporation                             242            8,678
                                                                      --------
                                                                        62,410
                                                                      --------
    Oil Refining and Marketing -- 1.4%
    Unocal Corporation                                    228            9,031
                                                                      --------
    Photo Equipment and Supplies -- 2.7%
    Eastman Kodak Company                                 250           16,938
                                                                      --------
    Real Estate -- 12.2%
    Mid-America Apartment Communities, Inc.               663           15,327
    National Golf Properties, Inc.                        561           13,634
    Nationwide Health Properties, Inc.                    650           12,391
    Regency Realty Corporation                            578           12,676
    Tanger Factory Outlet Centers, Inc.                   524           13,634(B)
    Walden Residential Properties, Inc.                   450            9,675
                                                                      --------
                                                                        77,337
                                                                      --------
    Retail Sales -- 7.1%
    J.C. Penney Company, Inc.                             441           21,421
    Toys "R" Us, Inc.                                   1,135           23,480(A)
                                                                      --------
                                                                        44,901
                                                                      --------
    Savings and Loan -- 3.5%
    Washington Federal, Inc.                              535           12,003
    Washington Mutual, Inc.                               290           10,259
                                                                      --------
                                                                        22,262
                                                                      --------
    Total Common Stocks and Equity Interests
      (Identified Cost -- $459,247)                                    591,229
    ----------------------------------------------------------------------------

                                                       Shares/Par       Value
    ----------------------------------------------------------------------------
Repurchase Agreements -- 6.0%
    Goldman, Sachs & Company
      5%, dated 6/30/99, to be repurchased at
      $12,569 on 7/1/99 (Collateral: $13,899
      Fannie Mae mortgage-backed securities,
      6%, due 2/1/29, value $13,046)                  $12,567         $ 12,567

    Merrill Lynch & Co., Inc.
      4.80%, dated 6/30/99, to be repurchased at
      $12,569 on 7/1/99 (Collateral: $13,490
      Fannie Mae mortgage-backed securities,
      6.50%, due 4/1/29, value $13,013)                12,567           12,567

    Morgan Stanley Dean Witter & Co.
      4.90%, dated 6/30/99, to be repurchased at
      $12,569 on 7/1/99 (Collateral: $12,670
      Federal Home Loan Bank government-backed
      securities, 5.63%, due 3/19/01, value $12,822)   12,568           12,568
                                                                      --------
    Total Repurchase Agreements (Identified Cost-- $37,702)             37,702
    ----------------------------------------------------------------------------
    Total Investments-- 99.5% (Identified Cost-- $496,949)             628,931
    Other Assets Less Liabilities-- 0.5%                                 3,310
                                                                      --------
    NET ASSETS -- 100.0%                                              $632,241
                                                                      ========
    NET ASSET VALUE PER SHARE:
      PRIMARY CLASS                                                    $22.39
                                                                       ======
      NAVIGATOR CLASS                                                  $22.55
                                                                       ======
    ----------------------------------------------------------------------------

    (A) Non-income producing.
    (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At June 30, 1999, the total market value of Affiliated Companies was $13,634 and the identified cost was $13,003.

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


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


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


Investment Adviser
    Legg Mason Fund Adviser, Inc.                        Quarterly Report
    Baltimore, MD                                          June 30, 1999

Board of Directors
    Raymond A. Mason, Chairman                              Legg Mason
    John F. Curley, Jr., President
    Richard G. Gilmore
    Arnold L. Lehman                                     Value Trust, Inc.
    Dr. Jill E. McGovern
    T. A. Rodgers                                       Special Investment
    Edward A. Taber, III                                    Trust, Inc.

Transfer and Shareholder Servicing Agent             Total Return Trust, Inc.
    Boston Financial Data Services
    Boston, MA
                                                           Primary Class
Custodian
    State Street Bank & Trust Company
    Boston, MA                                                  LEGG
                                                               MASON
Counsel                                                        FUNDS
    Kirkpatrick & Lockhart LLP                           HOW TO INVEST(SM)
    Washington, DC

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD



This report is not to be distributed unless preceded or accompanied by a prospectus.

                     Legg Mason Wood Walker, Incorporated
                     ------------------------------------
                               100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                               410 o 539 o 0000

LMF-002
8/99